                                                                    Exhibit 10.2
                                 AMENDMENT TO
                           LEAVE OF ABSENCE AGREEMENT



     This Amendment to Leave of Absence Agreement (the "Amendment"), dated February 13, 2001, is entered into between Therma-Wave, Inc. ("Company") and Dr. Allan Rosencwaig ("Executive") and the shareholders listed on the signature page hereto
(the "Stockholders").

    WHEREAS, the Company, Executive and the Stockholders are parties to that Leave of Absence Agreement dated May 16, 2000, and subsequently amended by the letter of June 13, 2000 (and approved by the Board of Directors on July 31,
2000) and by the attached Amendment No.1, (the twice- amended Leave of Absence Agreement is henceforth referred to as the "LOA Agreement"); and

    WHEREAS, the Executive, the Company and the Stockholders desire to amend certain provisions of the LOA Agreement.

    NOW THEREFORE, the Company, the Executive and the Stockholders hereby agree as follows:

    1. The Company accepts Executive's resignation for Disability at the end of his leave of absence on February 21, 2001, in accordance with the provisions of the LOA Agreement.

    2. Executive agrees to continue to serve on the Board of the Company as a Director and to provide consulting services to the Company from time to time.

    3. All restrictions on transfer or sale of Executive's stock as recited in Executive's Executive Stock Agreement, dated May 16, 1997, and in particular those restrictions stated in Section 5 of that Agreement, are hereby terminated as of February 13, 2001. Restrictions under SEC Rule 144 remain in effect.

    4. Except for the foregoing, all the terms and conditions of the LOA Agreement shall remain in full force and effect and nothing in this Amendment shall be deemed to alter, amend or otherwise change any of the terms and conditions thereof.

    5. This Amendment may be signed in two or more counterparts, each of which shall be deemed to be an original but all of which together should constitute one and the same document

    6. This Amendment shall be governed by the laws of the State of California.

                         Therma-Wave, Inc.


                         By:  /s/ Martin M. Schwartz
                         Its  CEO


                         /s/ Dr. Allan Rosencwaig
                         Dr. Allan Rosencwaig


                         Bain Capital Fund V, L.P.

                         By:  Bain Capital Partners V, L.P.
                         Its: General Partner

                         By:  Bain Capital Investors V, Inc.
                         Its: General Partner


                         By:  /s/ Ian K. Loring
                         Its: Managing Director



                         Bain Capital Fund V-B, L.P.

                         By:  Bain Capital Partners V, L.P.
                         Its: General Partner

                         By:  Bain Capital Investors V, Inc.
                         Its: General Partner

                         By:  /s/ Ian K. Loring
                         Its: Managing Director

                               AMENDMENT NO.1 TO
                          LEAVE OF ABSENCE AGREEMENT


          This Amendment No.1 to Leave of Absence Agreement (the "Amendment"), dated January __, 2001, is entered into between Therma-Wave, Inc. ("Company") and Dr. Allan Rosencwaig ("Executive") and the stockholders listed on the signature page hereto (the "Stockholders").

          WHEREAS, the Company, Executive and the Stockholders are parties to that Leave of Absence Agreement dated May 16, 2000 (the "Original Agreement"); and

          WHEREAS, the Executive, the Company and the Stockholders desire to amend certain provisions of the Original Agreement.

           NOW THEREFORE, the Company, the Executive and the Stockholders hereby agree as follows:

           I     Paragraph 5 of Exhibit A to the Original Agreement hereby is
                 -----------
amended to read as follows:

          "Subject to the applicable restrictions under the Securities Act and the Company's insider trading policy, Dr. Rosencwaig will be permitted to sell up to 500.000 shares of the Company's common stock during the quarter ended March 3 1.2001, up to 250.000 shares during the quarter ended June 30.2001, and up to 250.000 shares during the quarter ended September 30, 2001. Any shares that are eligible to be sold by Dr. Rosencwaig during any quarter referenced above but are not so sold for any reason shall be eligible to be sold at any time thereafter."

          2. Except for the foregoing, all of the terms and conditions of the Original Agreement shall remain in full force and effect and nothing in this Amendment shall be deemed to alter, amend or otherwise change any of the terms and conditions thereof.

          3. This Amendment may be signed in two or more counterparts. each of which shall be deemed to be an original but all of which together should constitute one and the same document.

          4   This Amendment shall be governed by the laws of the State of
California

                           Therma-Wave, Inc.
                           By:


                           Dr. Allan Rosencwaig

                          Bain Capital Fund V, L.P.

                          By:  Bain Capital Partners V, L.P.
                          Its: General Partner

                          By:  Baln Capital Investors V, Inc.
                          Its: General Partner


                          Bain Capital Fund V-B. L.P.

                          By:  Ham Capital Partners V, L.P.
                          Its: General Partner

                          By:  Bain Capital Investors y, Inc.
                          Its: General Partner

              RESOLUTIONS TO BE ADOPTED BY THE BOARD OF DIRECTORS
                             BY THERMA-WAVE, INC.


          RESOLVED, that at the request of Dr. Allan Rosencwaig and in recognition of the outstanding contributions made to the Company by Dr. Rosencwaig, the Board of Directors hereby approves a leave of absence from the Company for Dr. Rosencwaig on a one-time non-precedent setting basis;

          FURTHER RESOLVED, that the terms and conditions of the leave of absence shall be as set forth on EXHIBIT A attached hereto and incorporated by
                                 ---------
reference herein; and

          FURTHER RESOLVED, in order to fully implement the terms and conditions of the leave of absence and its impact under the various agreements between Dr. Rosencwaig and the Company, the form, terms and provisions of the agreement substantially in the form attached hereto as EXHIBIT B is hereby in all respects
                                             ---------
approved; and further resolved that the chief executive officer or chief financial officer of the Company, and each of them, is hereby empowered, authorized and directed to execute such agreement in the name and on behalf of the Company, substantially in the form approved hereby.

                                   EXHIBIT A
                     SUMMARY OF TERMS OF LEAVE OF ABSENCE

          1. The leave of absence from Dr. Rosencwaig's position as the Company's Chief Technology Officer will commence on July 10, 2000 and end on January 10, 2001, or on such other dates as may be mutually agreed to in writing by Dr. Rosencwaig and the Board. During the leave of absence, Dr. Rosencwaig will continue to serve as the Company's Chairman of the Board and shall, to the extent possible, attend all meetings of the Board and perform such duties incident to such office.

          2. During the leave of absence, Dr. Rosencwaig will be entitled to receive a base pay of $475,000 per year, all of his current benefits and a bonus equal to 50% of his base salary. All such payments shall be in accordance with the Company's general compensation practices.

          3. During the leave of absence, Dr. Rosencwaig will continue to be treated as an employee of the Company under various agreements between him and the Company and other shareholders; provided, however, that during the leave of
                                    --------- -------
absence the Time Vesting Stock and Management Options (each as defined in the Executive Stock Agreement) will cease to vest.

          4. At the end of the leave of absence, Dr. Rosencwaig and the Board will mutually agree as to whether and in what capacity Dr. Rosencwaig will return to the Company or, at Dr. Rosencwaig's election, Dr. Rosencwaig will be entitled to submit his resignation from the Company due to Disability (as defined in his Employment Agreement). If Dr. Rosencwaig submits his resignation for Disability, the Board will promptly and unconditionally accept his resignation for Disability, which shall be deemed effective as of July 10, 2000 or such other date that the leave of absence commenced. Thereafter, Dr. Rosencwaig will be entitled to the compensation, benefits and rights as provided to him under resignation for Disability in the various agreements between him and the Company and other shareholders. Such benefits will be determined as if Dr. Rosencwaig's termination for Disability occurred on July 10, 2000. Dr. Rosencwaig will continue to be bound by the obligations set forth in these various agreements. In the event Dr. Rosencwaig returns to the Company, the vesting of his Time Vesting Stock and Management Options will resume and he will be given full credit during the leave of absence with respect to such vesting.

                                   EXHIBIT B
                          LEAVE OF ABSENCE AGREEMENT


          This Leave of Absence Agreement, dated May ___, 2000, is entered into between Therma-Wave, Inc. ("Company") and Dr. Allan Rosencwaig ("Executive").

          WHEREAS, the Executive has requested, and the Company has agreed to permit the Executive to take, a leave of absence from his employment with the Company;

          WHEREAS, the Executive and the Company are parties to various agreements that, among other things, set forth the terms and conditions of the Executive's employment with the Company and establish each parties rights and obligations with respect to equity securities of the Company owned by the Executive;

          WHEREAS, the Executive and the Company desire to fully set forth the terms and conditions of the leave of absence and the impact of such leave of absence under the various agreements referred above.

          NOW THEREFORE, the Company and the Executive hereby agree as follows:

          1. In recognition of the outstanding contributions of the Executive to the Company over the past 18 years, the Company hereby grants to the Executive a leave of absence from his employment with the Company.

          2. The terms and conditions of the leave of absence are as set forth on Exhibit A hereto, which is hereby incorporated by this reference.
   ---------

          3. During the leave of absence, all agreements between the Company and Executive shall remain in full force and effect and nothing in this agreement shall be deemed to amend, modify or alter such agreements.

          4. This agreement may be signed in two or more counterparts, each of which shall be deemed to be an original but all of which together should constitute one and the same document.

          5. This agreement shall be governed by the laws of the State of California.



                              Therma-Wave, Inc.



                              By: _______________________________________



                              ___________________________________________
                                         Dr. Allan Rosencwaig